WCM International Equity Fund Investor Class: WESGX Institutional Class: WCMMX
Summary Prospectus	April 30, 2023

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Statutory Prospectus and Statement of Additional Information and other information about the Fund online at https://www.wcminvestfunds.com/international-equity-fund. You may also obtain this information at no cost by calling 1-888-988-9801 or by sending an e-mail request to fundliterature@wcminvest.com. The Fund’s Statutory Prospectus and Statement of Additional Information, both dated April 30, 2023, as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective

The investment objective of the WCM International Equity Fund (the “Fund”) is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

		Investor Class Shares		Institutional Class Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases		None		None
Maximum deferred sales charge (load)		None		None
Wire fee		$20		$20
Overnight check delivery fee		$25		$25
Retirement account fees (annual maintenance fee)		$15		$15

Annual Fund Operating Expenses[1] (expenses that you pay each year as a percentage of the value of your investment)
Management fees		0.85%		0.85%
Distribution (Rule 12b-1) fee		0.25%		None
Other expenses		1.88%		1.88%
Shareholder service fee	0.10%		0.10%
All other expenses	1.78%		1.78%
Total annual fund operating expenses		2.98%		2.73%
Fees waived and/or expenses reimbursed[2]		(1.63%)		(1.63%)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[2]		1.35%		1.10%

[1]	The expense information in the table has been restated to reflect the current expense cap, effective December 31, 2022.
[2]	The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), professional fees related to services for the collection of foreign tax reclaims, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.35% and 1.10% of the average daily net assets of the Fund’s Investor Class and Institutional Class shares, respectively. This agreement is in effect until April 30, 2033, and may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class	$137	$428	$739	$1,624
Institutional Class	$112	$350	$606	$1,340

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal period May 1, 2022, through December 31, 2022, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (including amounts borrowed for investment purposes) in equity securities of non-U.S. domiciled companies. The Fund may invest in equity securities or depositary receipts of companies located in developed countries and in emerging market and frontier market countries. Emerging market and frontier market countries are those countries with low- to middle-income economies as classified by the World Bank, or included in any of the Morgan Stanley Capital International (“MSCI”) emerging markets or frontier markets indices. The Fund’s advisor considers a company to be located in a country if the company has been organized under the laws of, has its principal offices in, or has its securities principally traded in, the country, or if the company derives at least 50% of its revenues or net profits from, or has at least 50% of its assets or production capacities in, the country.

The Fund’s investments in equity securities may include common stock and depositary receipts. The Fund’s investments in depositary receipts may include American, European, Canadian and Global Depositary Receipts (“ADRs”, “EDRs”, “CDRs” and “GDRs”, respectively). ADRs and CDRs are receipts that represent interests in foreign securities held on deposit by U.S. and Canadian banks or trust companies, respectively. EDRs and GDRs have the same qualities as ADRs, although they may be traded in several international trading markets. Under normal market conditions, the Fund invests in the securities of companies domiciled in at least three different countries outside of the United States, and the Fund may invest in securities of any market capitalization. From time to time, the Fund may invest a significant portion of its assets in the securities of companies domiciled in one or a few countries or regions.

The advisor’s investment process begins with bottom-up, fundamental research, which involves examining and ranking companies based on the following factors: (i) the company’s corporate performance; (ii) the company’s competitive position; (iii) the company’s potential future growth; and (iv) the company’s intrinsic value. The advisor’s fundamental research also involves an analysis of a company’s environmental, social and governance (“ESG”) characteristics. The Fund’s advisor utilizes a proprietary, qualitative analysis in screening companies for the Fund’s portfolio that satisfy its ESG criteria. Industry-specific, material ESG value drivers are identified for each company based on the internally derived criteria as well as from information sourced from corporate disclosures, specialized datasets and other publicly filed information. The advisor’s strategy is focused on identification and analysis of material ESG drivers, which are the most relevant and financially important ESG aspects of the company’s business model. In the advisor’s view, these ESG drivers can have a significant short- or long-term impact on the company’s financial performance and the sustainability of that performance. The advisor’s methodology determines what it believes the impact each of the drivers has on the metrics such as revenue, profits, cash flow, returns and risks. These drivers serve as a tool to identify companies’ with improving ESG characteristics (i.e., the company’s “ESG Trajectory”). The advisor’s approach is also informed by industry-based standards for material ESG factors established by the Sustainability Accounting Standards Board. In addition, the Fund’s advisor will review company financial filings, proxy disclosures, corporate sustainability reports, Carbon Disclosure Project scores, government databases, Bloomberg ESG analytics, Institutional Shareholder Services Inc. (“ISS”) reports and engage with company management as part of its screening process. The advisor’s environmental assessment includes identifying companies that provide products or services that are tied to an environmental competitive advantage as compared to their peers. For example, the Fund may invest in companies offering products or services with superior energy efficiency, better management of energy, water and waste resources, or offer solutions to emissions regulations. Social assessment includes identifying companies that promote societal benefits or address societal challenges. For example, the Fund may invest in companies with good diversity practices, lower employee turnover, and solid employee safety track-records. Governance assessment includes a focus on shareholder rights, senior management compensation, board structure, and audit/accounting risk. Based on the advisor’s deeper qualitative ESG assessment, the Fund’s advisor selects companies that demonstrate a strong or improving ESG Trajectory and generally excludes companies with weak ESG performance. The Fund’s ESG screening process is designed to exclude companies that are involved in and derive significant revenue from certain industries or product lines, including:

•	tobacco,
•	gambling,
•	civil firearms (i.e., those firearms typically available for consumer use in the United States),
•	controversial weapons (e.g., land mines), and
•	pornography.

The Fund’s ESG screening process does not exclude traditional defense contractors nor does it exclude all alcohol. The Fund’s advisor does not utilize third-party ESG rankings or a scoring mechanism in the Fund’s portfolio construction process.

Principal Risks of Investing

Risk is inherent in all investing and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Equity Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Changes in exchange rates and interest rates, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include ADRs, EDRs, CDRs and GDRs. Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply. In addition, the issuing bank may deduct shareholder distribution, custody, foreign currency exchange, and other fees from the payment of dividends.

Emerging Markets Risk. Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed and less stable economic, political and legal systems than those of more developed countries. There may be less publicly available and reliable information about issuers in emerging markets than is available about issuers in more developed markets. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.

Frontier Markets Risk. Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging markets, and as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

ESG Criteria Risk. While the Fund’s advisor believes that the integration of ESG analysis as part of the investment process contributes to its risk management approach, the Fund’s consideration of ESG criteria in making its investment decisions may affect the Fund’s exposure to risks associated with certain issuers, industries and sectors, which may impact the Fund’s investment performance. In addition, because the Fund’s ESG criteria exclude securities of certain issuers, the Fund may forgo some market opportunities available to funds that do not use these criteria. There are significant differences in interpretations of what it means for a company to have positive ESG characteristics. Furthermore, ESG information from third-party data providers may be incomplete, inaccurate or unavailable, which could cause the Fund’s advisor to incorrectly assess a company’s ESG characteristics.

Management and Strategy Risk. The value of your investment depends on the judgment of the Fund’s advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.

Currency Risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

Market Capitalization Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion. The securities of small-capitalization or mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Recent Market Events. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. For example, in recent years the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Sector Focus Risk. The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors. For example, as of December 31, 2022, 24.1% of the Fund’s assets were invested in the financial sector. The performance of companies in the financial sector may be adversely impacted by many factors, including, among others: government regulations of, or related to, the sector; governmental monetary and fiscal policies; economic, business or political conditions; credit rating downgrades; changes in interest rates; price competition; and decreased liquidity in credit markets.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Fund’s advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for Institutional Class Shares and by showing how the average annual total returns of the Fund compare with the average annual total returns of broad-based market indexes. Updated performance information is available at the Fund’s website www.wcminvestfunds.com, or by calling the Fund at 1-888-988-9801. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Annual Total Return (before taxes) for Institutional Class Shares

For each calendar year at NAV

The year-to-date return as of March 31, 2023, was 5.96%.

Institutional Shares
Highest Calendar Quarter Return at NAV	16.25%	Quarter Ended 12/31/2022
Lowest Calendar Quarter Return at NAV	(13.96)%	Quarter Ended 06/30/2022

Average Annual Total Returns (for the periods ended December 31, 2022)	1 Year	Since Inception	Inception Date
Institutional Class Shares — Return Before Taxes	(13.25)%	12.67%	March 31, 2020
Institutional Class Shares — Return After Taxes on Distributions*	(13.26)%	12.11%	March 31, 2020
Institutional Class Shares — Return After Taxes on Distributions and Sale of Fund Shares*	(7.84)%	9.80%	March 31, 2020
Investor Class Shares — Return Before Taxes	(13.48)%	12.37%	March 31, 2020
MSCI ACWI ex USA Index (reflects no deduction for fees, expenses or taxes)	(16.00)%	10.23%	March 31, 2020

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisor

WCM Investment Management, LLC (the “Advisor” or “WCM”)

Portfolio Managers

The portfolio management team is comprised of Pablo Echavarria, Portfolio Manager, Rolf Kelly, Portfolio Manager, and Rob Quirk, Portfolio Manager. Messrs. Echevarria and Kelly have served as portfolio managers of the Fund since its inception on March 31, 2020. Mr. Quirk has served as a portfolio manager of the Fund since June 30, 2021. The members of the portfolio management team are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Purchase and Sale of Fund Shares

To purchase shares of the Fund, you must invest at least the minimum amount.

	Investor Class		Institutional Class
Minimum Investments	To Open Your Account	To Add to Your Account	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$1,000	$100	$100,000	$5,000
Direct Retirement Accounts	$1,000	$100	$100,000	$5,000
Automatic Investment Plan	$100	$50	$5,000	$2,500
Gift Account For Minors	$1,000	$500	$100,000	$5,000

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information

The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.